Exhibit 99.1

Contact at 214/432-2000 Steven R. Rowley President & CEO

Arthur R. Zunker, Jr. Senior Vice President & CFO

News For Immediate Release
EAGLE MATERIALS INC. ANNOUNCES
RECORD DATE AND MEETING DATE
FOR SPECIAL STOCKHOLDERS MEETING
     (Dallas, TX February 21, 2006): Eagle Materials Inc. (NYSE: EXP and EXP.B) today announced that its Board of Directors has set a record date and meeting date for Eagle’s Special Meeting of Stockholders to be held to consider eliminating Eagle’s dual class stock structure. The Special Meeting of Stockholders will be held on April 11, 2006, and holders of record of Eagle’s Common Stock and Class B Common Stock on the close of business on February 28, 2006 will be entitled to vote in person or by proxy at the special meeting. If the proposal to be considered at the Special Meeting is approved, each share of Eagle’s Common Stock and each share of Eagle’s Class B Common Stock would be reclassified on a one-for-one basis into a single share of new common stock through an amendment to Eagle’s Restated Certificate of Incorporation. Shortly after the record date, Eagle will be filing with the Securities and Exchange Commission its definitive proxy statement for this Special Meeting and will commence mailing proxy soliciting materials to its stockholders at such time.
     Eagle Materials Inc. is a Dallas-based company that manufactures and distributes Cement, Gypsum Wallboard, Recycled Paperboard, Concrete and Aggregates.
     Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the proposed recombination include the fact that the recombination will be subject to obtaining stockholder approval and other customary conditions. Other risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to any one or more of the Company’s markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s result of operations. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2005. These reports are filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.
     Additional Information and Where to Find It. In connection with the proposal to eliminate Eagle’s dual class structure (the “Reclassification Proposal”), Eagle has filed a preliminary proxy statement with the Securities and Exchange Commission and will be filing in the future a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH PRELIMINARY PROXY STATEMENT AT THIS TIME AND TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT DOES OR WILL CONTAIN IMPORTANT INFORMATION. Investors and other security holders can obtain copies of the preliminary proxy statement free of charge now or the definitive proxy statement free of charge when it becomes available and may also obtain other documents filed by Eagle with the SEC by directing a request to Eagle Materials Inc., Investor Relations, 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219, Telephone: (214) 432-2000. You may also obtain free copies of the preliminary proxy statement now or the definitive proxy statement when it becomes available and other documents filed by Eagle with the SEC by accessing the SEC’s website at http://www.sec.gov., Eagle, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be “participants in the solicitation” of proxies from the security holders of Eagle in favor of the Reclassification Proposal. Eagle’s directors and executive officers beneficially own, in the aggregate, less than 3% of the outstanding shares of Eagle common stock. Security holders of Eagle may obtain additional information regarding the interests of the “participants in the solicitation” by reading the preliminary proxy statement relating to the Reclassification Proposal now or the definitive proxy statement relating to the Reclassification Proposal when it becomes available.